                                                                   EXHIBIT 4.1

[Stock Certificate/Front Page]

                                                          [LOGO]
 [Number]                                                                                                 [Shares]
Common Stock                                         GREY WOLF, INC.                                     Common Stock
                                    INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
                                                                                                        CUSIP 397888 10 8
                                                                                      SEE REVERSE FOR CERTAIN DEFINITIONS


THIS IS TO CERTIFY THAT [BLANK]





IS THE OWNER OF [BLANK]


            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF TEN CENTS ($0.10) EACH OF

                                                          GREY WOLF, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this
Certificate properly endorsed.  This Certificate is not valid unless countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


                                                      [Company Seal]
                 PRESIDENT AND CEO                                                                             SECRETARY

[REVERSE SIDE OF STOCK CERTIFICATE]

                                GREY WOLF, INC.

         The Articles of Incorporation, as amended, of GREY WOLF, INC. on file in the office of the Secretary of State of Texas set forth a full statement of
(a) all of the designations, preferences, limitations and relative rights of the shares of each class of shares authorized to be issued, (b) the authority of the Board of Directors to fix and determine the relative rights and preferences of the shares of preferred stock which the corporation is authorized to issue in series and, if and to the extent that they have been fixed and determined, the relative rights and preferences of any such series, and (c) the denial to the shareholders of preemptive rights to acquire unissued or treasury shares of the Corporation and the right to cumulative voting. The Corporation will furnish a copy of such statement to the record holder of this certificate without charge on written request to the Corporation at its principal place of business or registered office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                         UNIF GIFT MIN ACT -- __________ Custodian ___________
TEN ENT -- as tenants by the entireties                                        (Cust)               (Minor)
JT TEN  -- as joint tenants with right                                        Under Uniform Gifts to Minors
           of survivorship and not as                                         Act____________________________
           tenants in common                                                               (State)

    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         For Value Received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------
|                                        |
|                                        |
________________________________________________________________________________


________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
      -----------------------------------
                                              X
                                                --------------------------------
                                                         (Signature)
                     NOTICE:
               THE SIGNATURE(S) TO
               THIS ASSIGNMENT MUST
               CORRESPOND WITH THE
               NAME(S) AS WRITTEN
               UPON THE FACE OF THE
               CERTIFICATE WITHOUT
               ALTERATION OR ANY
               CHANGE WHATEVER.
                                              X
                                                --------------------------------
                                                         (Signature)

         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17AD15.

SIGNATURE(S) GUARANTEED BY: